GPS FUNDS II

GuidePath® Absolute Return Allocation Fund
(the “Fund”)

Supplement dated January 26, 2026, to the Fund’s Service Class Shares (Ticker: GPARX)
Prospectus dated July 31, 2025, as amended (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

I.The disclosure in the section entitled “Summary Section – GuidePath® Absolute Return Allocation Fund – Fees and Expenses of the Fund” starting on page 38 of the Prospectus is amended and restated in its entirety as shown below:

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.46%
Administrative Service Fees	0.25%
All Other Expenses	0.21%
Acquired Fund Fees and Expenses(1)	0.87%
Total Annual Fund Operating Expenses(2)	1.68%
Fee Waiver and/or Expense Assumption(3)	-0.11%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)(2)(3)	1.57%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. The Fund's AFFE shown above have been restated to reflect current expenses.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
(3)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2027, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, acquired fund fees and expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.69% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2027 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.

II.The disclosure in the section entitled “Summary Section – GuidePath® Absolute Return Allocation Fund – Example” starting on page 38 of the Prospectus is amended and restated in its entirety as shown below:

Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense assumption by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$177	$506	$866	$1,877

III.The first four paragraphs of the “Principal Investment Strategies” section of the summary section of the Fund’s Prospectus and the corresponding disclosure in the Prospectus section entitled “More Information About the Investment Objectives and Principal Investments Strategies of the Funds—GuidePath® Absolute Return Allocation Fund—Investment Objective and Principal Investment Strategies” are hereby deleted and replaced with the following:

The Fund operates as a fund of funds, investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”) and closed-end funds (including unlisted interval funds). The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs and closed-end funds (including unlisted interval funds). The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from absolute return asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. The research providers’ absolute return asset allocation approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek to achieve consistent absolute positive returns over time regardless of the market environment.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in fixed income, equity-oriented investments and a mix of diversified alternative investments across global markets, using varying active asset allocation strategies among different security types, asset classes, yield and duration, valuation analyses, and currency exposure considerations.

The Fund may utilize an absolute return asset allocation strategy that builds on a foundation of alternative investments, such as long/short equity funds that seek a modest positive return from equity investments, that attempts to stay insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns. The Fund may invest in Underlying Funds that use alternative strategies and/or use derivatives for risk management purposes or engage in significant use of derivatives as part of their investment strategies. The alternative strategies used by Underlying Funds may include, among others, long/short strategies – equity and fixed income, market-neutral strategies, absolute return/global macro strategies, and risk premium strategies, including market risk transfer strategies, alternative (marketplace) lending, merger arbitrage strategies and real estate, reinsurance and commodity-linked derivatives. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets or asset classes, including real estate and commodities, which may include both traditional commodities such as precious metals and agricultural products, along with digital assets such as bitcoin.

IV.The following is hereby added to the section of the Prospectus section entitled “Principal Risks of Investing in the Fund” and to the section entitled “More Information About the Principal Risks of Investment” with respect to the Fund:

Unlisted Closed-end Interval Fund Risk: In addition to the risks associated with the underlying assets held by an underlying unlisted closed-end interval fund (an underlying interval fund), an underlying interval fund is considered an illiquid investment because shareholders (such as the Fund) cannot redeem or sell their shares outside of periodic repurchase offers. To provide some liquidity to its shareholders, an underlying interval fund makes periodic offers to repurchase a portion of its outstanding shares at net asset value (“NAV”), subject to certain conditions under Rule 23c-3 under the 1940 Act. In connection with any given repurchase offer, it is possible that an underlying interval fund may offer to repurchase only a small portion of its outstanding shares. Further, if a repurchase offer is oversubscribed, shareholders of an underlying interval fund may only have a portion of their shares repurchased. As a result, there is no guarantee that shareholders of an underlying interval fund will be able to exit their shares at any given time.

Since an underlying interval fund does not list its shares for trading on any national securities exchange, an underlying interval fund's shares are, therefore, not readily marketable and no market is expected to develop. The Fund will bear its proportionate share of fees associated with its investments in an underlying interval fund, including management fees charged by the investment adviser to the underlying interval fund, and other fees and operational expenses, such as interest expenses in connection with any leverage incurred by the underlying interval fund. These fees and expenses are reflected in the underlying interval fund’s NAV and will reduce the total return of the Fund’s investment in such underlying interval fund.

* * * * *

Please retain this supplement for your reference.